                                                                                                                                                                                             Exhibit 10.15

                                                                                                                                                                            Effective as of 11/11/10

                                 SUMMARY OF ANNUAL NON-MANAGEMENT DIRECTOR COMPENSATION

I.              Board Members (Other than the Chairman)

A.            Annual Cash Compensation

Annual Cash Retainer:                                                                                                                                              $  80,000

Additional Cash Retainer for Chairman of Audit Committee:                                                                             $  20,000

Additional Cash Retainer for Chairs of Compensation Committee,
Corporate Social Responsibility Committee, Nominating and
Corporate Governance Committee, Science and Technology
Committee and Strategy and Finance Committee:                                                                                                 $  10,000

B.            Equity Compensation

Annual equity grants are made upon the recommendation of the Compensation Committee.

II.             Chairman of the Board

A.            Annual Cash Compensation

Annual Cash Compensation (in lieu of annual retainer):                                                                                     $250,000

B.            Equity Compensation

Annual equity grants are made upon the recommendation of the Compensation Committee.

III.           Travel Expenses

Directors are reimbursed for reasonable out-of-pocket expenses incurred in attending meetings.